SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date earliest event reported) February 12, 2007

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

1-11299	ENTERGY CORPORATION (a Delaware corporation) 639 Loyola Avenue New Orleans, Louisiana 70113 Telephone (504) 576-4000	72-1229752

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation.

As more fully-described in its report on Form 8-K filed on June 1, 2005 and in Note 4 to the consolidated financial statements in its quarterly report on Form 10-Q for the period ended September 30, 2006, Entergy Corporation has two revolving credit facilities available to it. Entergy Corporation from time to time has borrowed under the facilities and has also from time to time issued letters of credit against the borrowing capacity of the facilities. Following is a summary of the borrowings outstanding and capacity available under these facilities as of February 13, 2007:

Facility	Capacity	Borrowings	Letters of Credit	Capacity Available
	(In Millions)

5-Year Facility	$2,000	$895	$79	$1,026
3-Year Facility	$1,500	$180	$-	$1,320

Item 5.03 Amendments to Articles of Incorporation or Bylaws

Effective February 12, 2007, Entergy Corporation's Board of Directors approved amendments to its Bylaws, which, among other things, provide for a majority voting standard in uncontested elections of directors. The following summary of the amendments to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the amended and restated By-laws filed as Exhibit 3(i) and incorporated by reference herein:

  Section 3 of Article III was amended to provide that each director of the Company shall be elected by the vote of a majority of the votes cast with respect to such director at any meeting for the election of directors at which a quorum is present; provided, however, that if the number of nominees for any election of directors nominated (i) by the Board of Directors, (ii) any stockholder or (iii) a combination of nominees by the Board of Directors and any stockholder exceeds the number of directors to be elected (a "Contested Election"), the nominees receiving a plurality of the votes cast by holders of shares entitled to vote at any meeting for the election of directors at which a quorum is present will be elected.
  Section 7 of Article III was added to provide that any newly created directorship or any vacancy occurring in the Board of Directors for any reason may be filled by a majority of the remaining directors (excluding any director elected by any class or series of preferred stock), although less than a quorum, or by a majority of the votes cast in the election of directors at a meeting of stockholders.

Certain technical and conforming amendments were also made to the By-laws. The By-law amendments are effective as of February 12, 2007. A complete copy of the By-laws, as amended, is attached as Exhibit 3(i) and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

3(i)	By-Laws of Entergy Corporation, as amended February 12, 2007.

3(ii)	Amendment to By-Laws of Entergy Corporation, February 12, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Corporation

By:  /s/ Nathan E. Langston
Nathan E. Langston
Senior Vice President and
Chief Accounting Officer

Dated: February 16, 2007